UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2009

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(b) and (e):

On May 11, 2009, Eagle Materials Inc., a Delaware corporation (“Eagle”), announced that Mark V. Dendle, Eagle’s Executive Vice President – Finance & Administration and Chief Financial Officer, will resign effective June 12, 2009. Mr. Dendle advised Eagle on May 8, 2009 that he will remain in his position to assist with transition items as well as the filing of Eagle’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009. Eagle has agreed to pay Mr. Dendle $200,000 over the six (6) months following his departure. There was no disagreement or dispute with the Company concerning his resignation.

A copy of Eagle’s press release announcing Mr. Dendle’s resignation is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated May 11, 2009 issued by Eagle Materials Inc. (announcing resignation of Mark V. Dendle)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass Executive Vice President, General Counsel and Secretary

Date: May 11, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 11, 2009 issued by Eagle Materials Inc. (announcing resignation of Mark V. Dendle)